Fellow Shareholders:
After stellar gains in this year's first quarter, many investors wondered if the markets could get any better. Well, they did. Despite a few zigs and zags, the markets this period have continued to seemingly move in just one direction: up. And why not? We're in the midst of a great financial spectacle--restrained inflation, declining interest rates, and moderate economic growth--all roughly converging at this extraordinary point in history.

The current bull market is one of the strongest of this century. And while it's been fun to watch, it's been particularly satisfying to have participated...especially in light of such an uncomfortable 1994. Most importantly, those investors who stuck with their investment strategies in the face of last year's extreme volatility have reaped the me asurable rewards of long-term investing.

And just as the markets continue to move beyond their traditional boundaries, so do we. Our commitment at IDEX Mutual Funds has always been to provide solid, well-managed investment products, to bring you a "Universe of Opportunity". Our unique strategy--to put our portfolios in the hands of some of the best money managers in the world-led to the introduction last December of four exciting new additions to IDEX II Series Fund-the Aggressive Growth, Capital Appreciation, Equity-Income, and Balanced Portfolios. That continuing pursuit of excellence has also brought us this period one of the industry's finest growth stock managers. In June, Scott Schoelzel was officially designated as Co-Portfolio Manager, along with Tom Marsico, of IDEX Fund.

On the following page, Tom and Scott discuss where they've positioned IDEX Fund's assets. We invite you to evaluate their report and review the data, including major equity positions and industry weightings. All of this information is intended to provide insight into what has been one of the industry's finest performances.

And our universe is still expanding. October 1, 1995 marked the introduction of our tenth portfolio of IDEX II Series -- the Tactical Asset Allocation Portfolio, managed by Dean Investment Associates. We are particularly delighted with the experience, perspective, and professionalism Dean will bring to IDEX Mutual Funds. Make sure to talk with your Representative about this outstanding new option.

Of course our "Universe of Opportunity" involves more than just performance; it includes superior service as well. At IDEX, we are constantly striving to provide the kind of service that meets or exceeds expectations. We're proud to say that IDEX has been identified as an "industry leader" in service quality by DALBAR, Inc., an independent consulting firm to the financial services industry. In fact, for 1995, we are ranked by DALBAR among the top 10 of mutual fund complex participants in 11 out of 17 service categories.

In addition, we'll continue to offer you convenient, state-of-the-art services like our "Electronic Bank Link" option. Electronic Bank Link allows you to transfer money directly from your bank account to purchase shares in your IDEX Mutual Fund, or for us to transfer funds upon redemption directly to your bank account. In other words, no more need to mail checks.

Yes, these six months and this year have been historic periods in the financial markets. We're pleased with our outstanding performance. But no matter how gratifying, we must remember that it is only short-term. At the very least, given the extraordinary 1995 stock market rise, it's possible we could see some turbulence soon. But the last two years have been a powerful reminder that the greatest risk to the investor is missing out on the wealth creation that comes from investing for the long-term. IDEX Mutual Funds are managed not only with long-term results in mind, but long-term relationships as well. We respect your personal task of financial planning and greatly appreciate the opportunity to help.

Sincerely yours,

/s/ John R. Kenney               /s/ G. John Hurley
------------------               -----------------
John R. Kenney                   G. John Hurley

U.S. equities have continued to move higher. Market performance has been supported by stable interest rates and low inflation against a background of moderate economic growth. Within this excellent environment for growth stocks, IDEX Fund had a total return of 33.72% for the year ended October 31, 1995. By comparison, the Standard & Poor's 500 Index for the same period advanced 26.30%.

Several key factors have produced these conditions. American industry has become highly efficient and increased its competitive position visa-vis foreign companies. U.S. corporations are generating excess cash and using it more effectively. They are either repurchasing stock, which returns value to shareholders, or focusing on their higher margin businesses, either by spinning off non-core holdings, or merging intelligently to reach critical mass. U.S. fiscal policy has also taken a turn for the better. Both sides of the aisle in Congress are focused on deficit reduction. The real question now is when, where and to what extent spending will be reduced. All of these factors are coming together to create positive synergies in the economy, in the financial markets, and in individual companies.

The focus on efficiency is the major reason technology has led the rally in stocks. Although technology stumbled in September, we're still comfortable with the fundamentals of the sector. It appears we are beginning a new upgrade cycle in the computer, telecommunications, and information processing areas, which is being driven by Intel's Pentium chip and Microsoft's Windows 95. We are also optimistic about health care and financial services.

During the period, our technology and "tech"-related holdings continued to make progress. Although we trimmed or sold some of these positions when they hit fair valuations, we are still enthusiastic about Nokia, the cellular telephone and equipment manufacturer located in Finland, modem manufacturer US Robotics, and semi-conductor maker LSI Logic.

We had good performances from our financial stocks. Citicorp's stock repurchase program and its dominant presence in emerging markets are driving earnings and investor confidence. In the health care and medical sector, Oxford Health Plans continues to gain market share and improve its operating margins and earnings. Credit card processor First Data acquired competitor First Financial Management. Post merger, the company is combining the major credit card transaction processor for banks with the major processor for merchants and create enormous synergies.

After the excellent performance we have seen this year, a certain amount of volatility would not be unexpected. But the current environment of moderate economic growth, low inflation, and stable interest rates provides one of the best conditions investors can expect for growth stocks. IDEX Fund continues to be positioned to take advantage of this environment.


Thomas F. Marsico
IDEX Fund Portfolio Manager

Scott W. Schoelzel
IDEX Fund Portfolio Manager


Performance
A hypothetical $10,000 invested at inception (06/04/85) was worth $47,218 as of 10/31/95.

Average Annual Total Return

                                                          S&P 500
                                 IDEX Fund                Index***
1 Year Ended
10/31/95                     22.32%*   33.72%**            26.30%
5 Years Ended
10/31/95                     17.24%*   19.34%**            17.20%
10 Years Ended
10/31/95                     16.59%*   17.64%**            15.40%
Life of the Fund
06/04/85 to 10/31/95         16.08%*   17.07%**            15.00%

* IDEX Fund performance reflects the maximum sales charge of 8.5% and includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
**  Performance does not reflect a sales charge.
*** The Standard & Poor's 500 Stock Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

Investments By Major Industry as a percentage of Net Assets
October 31, 1995
                                       10/31/95        4/30/95
Basic Materials                           --              2.5%
Consumer Cyclical                         4.4%            7.9%
Consumer Non-Cyclical                    13.2%           11.5%
Financial                                14.7%           14.3%
Industrial                                0.3%            1.0%
Technology                               50.7%           45.9%
Long-term U.S. Gov't securities           0.6%            0.7%
Short-term securities                    17.4%           15.2%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.


Top Five Equity Holdings
October 31, 1995

Sun Microsystems, Inc.
     Sun Microsystems is a supplier of high-performance workstations, servers and networking software. SunExpress, the aftermarketing company of Sun Microsystems, announced that it will offer the NetscapeTM family of software products. Geared for Internet users, the Netscape product linefrom Sunsoft supports Solaris users as they publish or conduct secure commerce on the World Wide Web.

SAP AG Vorzug
     SAP is the world's leading provider of client-server business applications. SAP is a pioneer in the development of integrated software applications, collaborating with business and its executives worldwide to develop software that meets the complex needs of today's global business.

     1995 half-year net profits were up 80% to $100 million, with sales for the half-year rising to $824 million, or 67% over the comparable period last year.

First Data Corp.
     First Data provides high-quality, high-volume information processing and related services, including bankcard processing services, payment instrument transactions processing and information management and data processing for the cable industry.

     First Data recently received approval from the FTC and the SEC to acquire First Financial Management Corp., owner of Western Union, which is the dominant consumer money transfer company in the U.S.

Microsoft Corp.
     Microsoft, founded in 1975, is the worldwide leader in software for personal computers.

     With the recent release of Windows 95, a multi-tasking capable windows operating system, the computer software consumer market went into a frenzy that saw about one million copies sold in just four days.

     Microsoft recently announced a partnership venture with Paramount Television that will provide Microsoft exclusive original material to show on the Microsoft Network Service.

US Robotics Corp.
     US Robotics designs, manufactures, markets and supports high-performance data communications products and systems targeted to business and professional users worldwide.

     US Robotics sells dial-up modems, network management systems, and data communications software.

     US Robotics recently acquired ISDN Systems Corp. in a $40 million tax free exchange of stock.


October 31, 1995
SCHEDULE OF INVESTMENTS

Shares                 Description                             Value

COMMON STOCK  (76.3%)
Consumer Cyclical   (4.4%)
              Broadcasting   (0.6%)
   63,190         Infinity Broadcasting Corp. Class A *    $ 2,053,675

              Clothing   (0.5%)
   39,000         Fila Holding SpA #                         1,681,875

              Consumer Electronics   (0.1%)
    3,890         Samsung Electronics Company, Ltd. 144A#*     457,814

              Entertainment   (1.9%)
  105,125         Walt Disney Company                        6,057,828

              Footware   (0.9%)
   50,500         Nike, Inc. Class B                         2,865,875

              Retailers - Specialty   (0.4%)
   53,325         Lowe's Companies, Inc.                     1,439,775

Consumer Non-Cyclical   (13.2%)
              Beverages   (3.0%)
  136,725         Coca-Cola Company                          9,827,109

              Food - Retailers   (0.2%)
   16,575         Starbucks Corp. *                            650,569

              Health Care   (3.6%)
   20,150         Enterprise Systems, Inc. *                   471,006
   80,550         Oxford Health Plans, Inc. *                6,303,037
   33,250         Pacificare Health Systems, Inc. Class B *  2,418,937
   46,300         United Healthcare Corp.                    2,459,688
                                                            ----------
                                                            11,652,668
                                                            ==========
              Pharmaceuticals   (6.4%)
   66,270         Astra AB A-Free +                          2,437,976
   20,950         Eli Lilly and Company                      2,024,294
   23,100         Johnson & Johnson                          1,882,650
  149,300         Pfizer, Inc.                               8,566,088
   49,650         SEQUUS Pharmaceuticals, Inc. *               595,800
  105,975         SmithKline Beecham PLC #                   5,497,453
                                                            ----------
                                                            21,004,261
                                                            ==========
Financial   (14.7%)
              Banks   (5.5%)
   69,425         Chemical Banking Corp.                     3,948,547
  101,185         Citicorp                                   6,564,377
   58,425         First Interstate Bancorp                   7,536,825
                                                            ----------
                                                            18,049,749
                                                            ==========
              Diversified   (6.5%)
   45,475         Federal Home Loan Mortgage Corp.           3,149,144
   36,830         Federal National Mortgage Association      3,862,546
  209,225         First Data Corp.                          13,835,003
  199,700         Grupo Financiero Inbursa S.A. Class C +      545,535
                                                            ----------
                                                            21,392,228
                                                            ==========
              Securities Brokers   (2.7%)
  157,800         Merrill Lynch and Company, Inc.            8,757,900

Industrial   (0.3%)
            Containers and Packaging
   32,425         Liqui-Box Corp.                              883,581

Technology   (43.7%)
              Advanced Medical Devices   (1.1%)
   63,475         Medtronic, Inc.                            3,665,681

              Biotechnology   (1.6%)
  110,475         Amgen, Inc. *                              5,302,800

              Communications   (13.6%)
   38,700         America Online, Inc. *                     3,096,000
  143,975         Ascend Communications, Inc. *              9,358,375
   94,637         Glenayre Technologies, Inc. *              6,080,427
  378,875         L.M. Ericsson Telephone Company Class B #  8,092,543
   95,850         PictureTel Corp. *                         6,326,100
  123,925         US Robotics Corp.                         11,463,063
                                                            ----------
                                                            44,416,508
                                                            ==========
              Computers   (10.5%)
  107,950         Cisco Systems, Inc. *                      8,366,125
  110,325         StrataCom, Inc. *                          6,784,988
  204,225         Sun Microsystems, Inc. *                  15,929,550
   66,300         3COM Corp. *                               3,116,100
                                                            ----------
                                                            34,196,763
                                                            ==========
              Diversified   (2.9%)
  138,070         Texas Instruments, Inc.                    9,423,278

              Semiconductors   (2.5%)
   67,100         Altera Corp. *                             4,059,550
   86,775         LSI Logic Corp. *                          4,089,272
                                                            ----------
                                                             8,148,822
                                                            ==========
              Software   (11.5%)
   66,325         Broderbund Software, Inc. *                4,601,297
   68,575         HBO & Company                              4,851,681
  159,350         Informix Corp. *                           4,641,069
   50,550         Intuit, Inc. *                             3,639,600
  123,525         Microsoft Corp. *                         12,352,500
   46,400         Netscape Communications Corp. *            4,083,200
   39,225         PeopleSoft, Inc. *                         3,373,350
                                                            ----------
                                                            37,542,697
                                                            ==========
Total Common Stock (cost $176,742,290)                     249,471,456


NON-CONVERTIBLE PREFERRED STOCK   (7.0%)
Technology
              Diversified
  132,175         Nokia AB OY 144A #                         7,368,756
   23,308         Nokia AB OY +                              1,334,066
                                                            ----------
                                                             8,702,822
              Software
   92,350         SAP AG Vorzug +                           14,133,029
                                                            ----------
Total Preferred Stock (cost $11,896,892)                    22,835,851
Principal              Description                             Value
LONG-TERM U.S. GOVERNMENT SECURITIES   (0.6%)
$2,000,000    United States Treasury Notes
                  5.500%, 9-30-97, (cost $2,012,865)       $ 1,995,920

COMMERCIAL PAPER   (17.4%)
 9,000,000    Chevron Oil Finance Company,
                  5.720%, 11-6-95                            8,992,850
10,000,000    Federal National Mortgage Association,
                  5.620%, 11-6-95                            9,992,195
15,000,000    Ford Motor Credit Company,
                  5.770%, 11-3-95                           14,995,233
13,100,000    General Electric Capital Corp.,
                  5.830%, 11-1-95                           13,100,000
10,000,000    Household Finance Corp.,
                  5.740%, 11-1-95                           10,000,000
                                                            ----------
Total Commercial Paper (cost $57,080,278)                   57,080,278

     Total Investments (101.3%) (cost $247,732,325)        331,383,505

UNREALIZED GAIN (LOSS) ON FORWARD
FOREIGN CURRENCY CONTRACTS (-0.1%) @
 7,117,000 German Deutschemark  11-17-95     Sell             (132,206)
 6,500,000 German Deutschemark  4-11-96      Sell              (58,998)
 1,000,000 German Deutschemark  4-25-96      Sell                6,756
Total Unrealized Loss on Forward                            -----------
      Foreign Currency Contracts                              (184,448)
Liabilities in Excess of Other Assets (-1.2%)               (4,013,850)
                                                           ------------
Net Assets  (100.0%)                                      $327,185,207
                                                           ============

Notes to Schedule of Investments
+     Foreign securities.

@     Notional amount of forward foreign currency contracts
          denominated in indicated currency.
#     American Depository Receipts or Global Depository Receipts.

*     Presently non-income producing.
      See Note 1 to financial statements for security valuation
         and other significant accounting policies.
     See Note 5 to financial statements for cost and unrealized appreciation and depreciation of investments for Federal income tax purposes.

October 31, 1995
IDEX Fund
STATEMENT OF ASSETS AND LIABILITIES
All numbers (except per share amounts) in thousands

Assets:
   Investment securities, at market value
   (identified cost$247,732)                                 $  331,384
   Cash                                                           2,044
   Receivables:
      Investment securities sold                                  1,725
      Dividends                                                     104
      Shares of beneficial interest sold                             94
      Interest                                                       10
      Other                                                          14
                                                                -------
          Total assets                                          335,375
Liabilities:
Accounts payable:
   Investment securities purchased                                4,595
   Shares of beneficial interest redeemed                         3,178
Accrued liabilities (Note 2):
   Transfer agent fees and expenses                                  95
   Management and advisory fees                                      68
   Forward foreign currency contracts (Note 4)                      184
   Other                                                             70
                                                                -------
          Total liabilities                                       8,190
                                                                -------
Net Assets                                                   $  327,185
                                                                =======
Net asset value per share (net assets
  divided by shares outstanding)                             $    23.93
Add maximum selling commission (8.50% of offering price) (1)       2.22
                                                                -------
Offering price per share                                     $    26.15
                                                                =======
For the year ended October 31, 1995
STATEMENT OF OPERATIONS
All numbers in thousands

Investment Income:
Interest                                                     $    2,263
Dividends (net of foreign withholding taxes of $50)               2,128
                                                                -------
                                                                  4,391
                                                                -------
Expenses (Note 2):
Management and advisory fees                                      2,832
Transfer agent fees and expenses                                    799
Custody fees and expenses                                           114
Trustees fees and expenses                                           35
Registration fees                                                    25
Audit fees and expenses                                              22
Other                                                               101
                                                                -------
                                                                  3,928
Custodian earnings credits                                          (88)
                                                                -------
Net expenses                                                      3,840
                                                                -------
Net investment income                                               551
                                                               --------

Realized and unrealized gain (loss) on investments
  and foreign currency (Notes 1,4):
      Net realized gain on investments                           49,076
      Net realized loss from foreign currency transactions         (818)
                                                                -------
      Net realized gain                                          48,258
Net unrealized appreciation (depreciation) during the
  period on: Investments                                         35,178
      Translation of assets and liabilities denominated
      in foreign currency                                          (185)
                                                                 -------
Net unrealized appreciation during the period                    34,993
                                                                 -------
Net gain on investments and foreign currency                     83,251
                                                                 -------
Net increase in net assets resulting from operations         $   83,802
                                                                 =======

(1) On sales equal to or greater than $25,000 the selling commission is reduced as set forth in the prospectus.

The notes to financial statements are an integral part of these statements.

IDEX Fund
STATEMENTS OF CHANGES IN NET ASSETS

All numbers in thousands.
                                                      For the year ended
                                                           October 31,
                                                         1995      1994
                                                       ------- --------
Increase (decrease) in net assets from:
   Operations:
      Net investment income                          $     551 $  1,194
      Net realized gain on investments
       and foreign currency transactions                48,258    3,622
      Net unrealized appreciation (depreciation)
       during period                                    34,993  (13,365)
                                                       -------- --------
       Net increase (decrease) in net assets
        resulting from operations                       83,802   (8,549)
                                                       -------- --------
   Distributions to shareholders:
      From net investment income:                       (1,832)    (687)
      From net realized gains on investments
       and foreign currency transactions                (3,295) (17,837)
                                                       -------- --------
                                                        (5,127) (18,524)
Shares of beneficial interest transactions:
      Proceeds from sale of shares                      58,313   33,533
      Shares issued on reinvestment of distributions     5,027   18,232
      Cost of shares repurchased                      (101,908) (92,215)
                                                       -------- --------
         Net decrease from share transactions          (38,568) (40,450)
                                                       -------- --------
         Net increase (decrease) in net assets          40,107  (67,523)

Net Assets:
      Beginning of period                               87,078  354,601
                                                       -------- --------
      End of period                                  $ 327,185 $287,078
                                                       -------- --------
                                                       -------- --------
Net Assets consist of (Note 1):
  Shares of beneficial interest, unlimited
   shares authorized                                   195,685  234,253
  Undistributed net investment income                      -      1,320
  Undistributed net realized gain from investments
   and foreign currency transactions                    48,034    3,032
  Net unrealized appreciation of investments
   and on translation of assets and liabilities
   in foreign currencies                                83,466   48,473
                                                       -------- --------
          Total net assets                           $ 327,185 $287,078
                                                       -------- --------
                                                       -------- --------
Shares of beneficial interest:
         Shares sold                                     2,804    1,830
         Shares issued on reinvestment of distributions    293      987
         Shares redeemed                                (5,152)  (5,027)
                                                       -------- --------
           Net decrease in shares outstanding           (2,055)  (2,210)
                   Shares outstanding at beginning
                    of period                           15,726   17,936
                                                       -------- --------
                   Shares outstanding at end of period  13,671   15,726
                                                       -------- --------
                                                       -------- --------

The notes to financial statements are an integral part of these statements.


IDEX Fund
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding
            throughout each period

                                    For the years ended October 31,
                               1995     1994     1993     1992     1991
Net asset value at beginning
     of period               $18.25   $19.77   $18.54   $18.73   $13.81
Net investment income          0.04     0.08     0.11     0.15     0.17
Net realized and unrealized
    gain (loss) on
    investments and
    foreign currency           5.99    (0.55)    2.44     0.42     6.84
  Total income (loss) from
      investment operations    6.03     0.47     2.55     0.57     7.01
Dividends from net
    investment income         (0.13)   (0.04)   (0.14)   (0.11)   (0.17)
Distributions from net
    realized capital gains
    and foreign currency      (0.22)  ( 1.01)   (1.18)   (0.65)   (1.92)
      Total distributions     (0.35)   (1.05)   (1.32)   (0.76)   (2.09)
Net asset value at
  end of period               $23.93   $18.25   $19.77   $18.54   $18.73

Total return (1)              33.72%   (2.42)%  14.21%    3.17%   57.49%
Net assets at end of
    period (000's)          $327,185 $287,078 $354,601 $294,798 $215,856
Ratio of expenses to
    average net assets (2)     1.39%    1.29%    1.28%    1.28%    1.32%
Ratio of net investment
    income to average
    net assets                 0.24%    0.38%    0.61%    0.82%    0.88%
Portfolio turnover rate (3)  125.64%   77.23%  104.16%   62.73%   83.92%

(1) Total return has been calculated without deduction of any sales load on an initial purchase.

(2) This rate is calculated by dividing the average value of the Fund's long-term purchases or sales during the period into the lesser of its respective long-term purchases or sales during the period.


IDEX Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 1995

NOTE 1.     Organization and Significant Accounting Policies:

IDEX Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is organized as a series fund but currently offers only one series of shares. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuations: Investments of the Fund traded on a national securities exchange and the NASDAQ National Market System are stated at the last reported sales price on the day of valuation; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Long-term debt securities are valued by a major independent provider of pricing services. Short-term debt securities are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value, determined in such manner as the sub-adviser, under the supervision of the Board of Trustees, decides in good faith.

IDEX Fund
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 1995

NOTE 1.     Organization and Significant Accounting Policies (continued):

B.   Security transactions and related investment income:
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification basis and dividend income is recorded on the ex-dividend date for both financial and Federal tax reporting purposes; interest income is recorded on the accrual basis, including amortization of premium and discount. Original issue discount (as defined in the Internal Revenue Code) and market premium and discount are amortized for both financial and Federal tax reporting purposes over the remaining life of the related bonds.

C. Foreign currency translation: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Transaction gains or losses on other assets and liabilities denominated in foreign currencies resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transactions are reported in the Statement of Operations for the current period. Foreign denominated assets and the use of forward contracts may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

D. Federal taxes: It is the Fund's policy to distribute all of its taxable income and net capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid excise taxes. Accordingly, no provision has been made for Federal taxes.

E. Distributions to shareholders: Dividends and distributions are recorded by the Fund on the ex-dividend date. Income and capital gains distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. Accordingly, permanent book and tax basis differences relating to Fund earnings and shareholder distributions are reclassified as necessary among components of net assets at each fiscal year-end. A reclassification from undistributed net investment income to undistributed realized capital gains of $38,602 has been made for the year ended October 31, 1995.

NOTE 2.     Investment Advisory and Other Payments to/from Affiliates:,

Idex Management, Inc. ("IMI") is the Fund's investment adviser; Idex Investor Services, Inc. ("IIS") is the Fund's transfer agent; InterSecurities, Inc. ("ISI") is the Fund's principal underwriter; and Janus Capital Corporation ("JCC") is the Fund's sub-adviser. IMI is owned equally by AUSA Holding Company ("AUSA") and JCC. ISI and IIS are 100% owned by AUSA. AUSA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation.


IDEX Fund
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 1995

NOTE 2.     Investment Advisory and Other Payments to/from Affiliates
(continued):

Under the terms of the Management and Investment Advisory Agreement, the Fund pays management fees to IMI at the annual rate of 1.00% on the first $750 million of average daily net assets. Also, the Fund will be reimbursed by IMI to the extent that certain operating expenses exceed the lesser of 1.50% of average daily net assets or any limitation imposed by the most restrictive state law. No such reimbursements were required for the period. The Fund pays IIS a monthly fee of $1.185 per open account plus $2.48 for each new account opened. Under an agreement with the Fund's custodian, Custody fees and expenses are reduced by credits granted by the custodian from any temporarily uninvested cash. The benefit of the Custodian earnings credits of $87,636 is not reflected in Custody fees and expenses per the Statement of Operations. The Fund was advised that ISI received $842,362 and retained $146,305 in underwriter commissions for the year ended October 31, 1995.

NOTE 3.     Investment Transactions:

The cost of securities purchased and proceeds from securities sold (excluding non-U.S. Government short-term securities) for the year ended October 31, 1995 were as follows:

Non-U.S. Government Purchases                           $309,042,638
Non-U.S. Government Sales                                400,130,399
U.S. Government Purchases                                 63,807,601
U.S. Government Sales                                     64,000,000

NOTE 4.   Forward Currency Contracts:

Forward foreign currency contracts are contracts for delayed delivery of financial interests in which the seller agrees to make delivery at a specified future date of a financial instrument, at a specified price or yield. Risks arise from changes in the market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

Forward foreign currency contracts are valued at the forward rate, and are marked to market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTE 5.     Information for Federal Income Tax Purposes:

For the year ended October 31, 1995, the Fund realized net capital gains of $47,974,123. These gains will be distributed to shareholders in December 1995. At October 31, 1995, the cost of investment securities was $247,835,121 and net unrealized appreciation of investments aggregated $83,548,384, of which $84,115,804 related to appreciated securities and $567,420 related to depreciated securities.

IDEX Fund
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of IDEX Fund:


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Fund (the "Fund") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Kansas City, Missouri
December 13, 1995

IDEX FUND
SUPPLEMENTAL FEDERAL INCOME TAX INFORMATION October 31, 1995
(unaudited)

The following per-share dividend information for the year ended October 31, 1995 is being provided according to notice requirements under Internal Revenue Code section 852; however, use form 1099-DIV information to prepare income tax returns. The tax status of dividends paid will be reported to recipients on form 1099-DIV for nonqualified plan accounts after the close of the applicable calendar year. Shareholders are advised to consult their tax adviser concerning the tax treatment of dividends and distributions paid by the Fund.
               FOR INDIVIDUALS

    Record                          Ordinary      Long-term
     Date                Total       Income       Capital Gain
      12-22-94          $0.2907     $0.0751        $0.2156
       6-13-95           0.0500      0.0500         0.0000
                         ------      ------         ------
                        $0.3407     $0.1251        $0.2156
                         ======      ======         ======

 FOR CORPORATIONS

Per-share amounts reportable as:

   Record                                         Non-       Long-term
    Date                 Total    Qualifying   Qualifying  Capital Gain
      12-22-94          $0.2907     $0.0337     $0.0414      $0.2156
       6-13-95           0.0500      0.0224      0.0276       0.0000
                         ------      ------      ------       ------
                        $0.3407     $0.0561     $0.0690      $0.2156
                         ======      ======      ======       ======

Corporate Deductions: Under Federal tax law, the amounts reportable as qualifying dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

IDEX Fund
TRUSTEES
Peter R. Brown
Largo, Florida
Chairman of the Board,
Peter Brown Construction Company

James L. Churchill
Hilton Head, South Carolina
Retired; former President of the Avionics Group of Rockwell International Corporation

Charles C. Harris
Belleair, Florida
Retired; former Senior Vice President Western Reserve Life Assurance Co. of Ohio

G. John Hurley
Largo, Florida
President and Chief Executive Officer of the Fund;
President and Chief Executive Officer of InterSecurities,
Inc.

John R. Kenney
Largo, Florida
Chairman of the Board of the Fund;
Chairman of the Board of InterSecurities, Inc.

William W. Short, Jr.
Largo, Florida
Chairman, Southern Apparel Corporation and S.A.C. Distributors

Jack E. Zimmerman
Dayton, Ohio
Retired; former Director, Regional Marketing, Martin Marietta
Corporation

TRANSFER AGENT
Idex Investor Services, Inc.
P.O. Box 9015
Clearwater, Florida  34618-9015

OFFICERS
John R. Kenney
Chairman of the Board

G. John Hurley
President and Chief Executive Officer

Thomas R. Moriarty
Senior Vice President

William H. Geiger
Vice President and Assistant Secretary

Leslie E. Martin III
Vice President - Marketing

Becky A. Ferrell
Vice President, Counsel and Secretary

Christopher G. Roetzer
Assistant Vice President and Principal Accounting
Officer

Richard B. Franz II
Treasurer

Our corporate offices
are located at:
201 Highland Avenue
Largo, Florida  34640

CUSTOMER SERVICE
(800) 851-9777
Hours: 8 a.m. to 7 p.m. Eastern time IDEX ASSIST LINE
(800) 421-IDEX (4339)
24-hour automated account information INVESTMENT
ADVISER Idex Management, Inc.
201 Highland Avenue
Largo, Florida  34640

SUB-ADVISER
Janus Capital Corporation
100 Fillmore Street, Suite 300
Denver, Colorado 80206

PRINCIPAL
UNDERWRITER
InterSecurities, Inc.
201 Highland Avenue
Largo, Florida 34640

CUSTODIAN
Investors Fiduciary Trust Company Kansas City, Missouri  64105
Send all correspondence to the Transfer Agent

INDEPENDENT
ACCOUNTANTS
Price Waterhouse LLP
1055 Broadway
Kansas City, Missouri  64105
If you receive duplicate mailings because you have more than one account in IDEX Fund or in the IDEX II Series Fund, at the same household, you may wish to save your Fund money by consolidating your accounts by address. Please call IDEX Customer Service at (800) 851-9777.